EXHIBIT 21.1

                        U.S. RESTAURANT PROPERTIES, INC.

                  LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1997


Following are the subsidiaries of U.S. Restaurant Properties, Inc. as of December 31, 1997 together with their ownership interests as of that date.

U.S. Restaurant Properties, Inc:

         Subsidiary:                                      Ownership Interest

   USRP Managing, Inc.                                           100.00%
   U.S. Restaurant Properties Operating L.P.                      90.71%

USRP Managing, Inc.

         Subsidiary:                                      Ownership Interest

   U.S. Restaurant Properties Operating L.P.                       1.00%

U.S. Restaurant Properties Operating L.P.

         Subsidiary:                                      Ownership Interest

   Restaurant Property Partners, L.P.                            100.00%
   USRP (West Virginia) Partners, L.P.                           100.00%
   Restaurant Renovation Partners, L.P.                          100.00%
   USRP (Carolina), Ltd.                                         100.00%
   USRP (Lincoln), Ltd.                                          100.00%
   USRP (Norman), Ltd.                                           100.00%
   USRP (Consolidating), LLC                                     100.00%
   USRP (Dee Dee), LLC                                           100.00%
   USRP (Sybra), LLC                                             100.00%
   USRP (Ribbit), LLC                                            100.00%
   USRP (Jones), LLC                                             100.00%
   USRP (Central Avenue), LLC                                    100.00%
   USRP (Midon), LLC                                             100.00%
   USRP (Susi), LLC                                              100.00%
   USRP (Minnesota), LLC                                         100.00%
   USRP (Acquisition), LLC                                       100.00%
   USRP (Popeye's), LLC                                          100.00%